UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)         March 31, 2005
                                                -----------------------------



                           Duckwall-ALCO Stores, Inc.
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             (Exact name of registrant as specified in its charter)

        Kansas                   0-20269              48-0201080
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   (State or other          (Commission File         (IRS Employer
     jurisdiction                Number)             Identification No.)
   of incorporation)


401 Cottage, Abilene, KS                               67410-2832
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(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code     (785) 263-3350


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          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
      CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))




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Section 5 -  Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     On April 5, 2005, the Company issued a press release announcing that on March 31, 2005, the Company's Board of Directors appointed Robert Ring to the Company's Board of Directors. Mr. Warren H. Gfeller, the Company's Chairman of the Board, recommended to the Board of Directors Mr. Ring's appointment. The Board of Directors intends to recommend to the stockholders that Mr. Ring be elected to the Board at the next annual meeting of stockholders. On March 31, 2005, the Board of Directors appointed Mr. Ring to be a member of the Compensation Committee.

     Since 1994, Mr. Ring has been a consultant in the areas of business process and strategic development. Prior to 1994, Mr. Ring spent 32 years with The Coleman Company of Wichita, Kan., where he last served as President and Chief Operating Officer in 1990. Mr. Ring is a graduate of Wichita State University.

Section 9 -  Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits.


Exhibit No.              Description
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99.1                     Press Release, dated April 5, 2005 (Previously filed
                         with Current Report on Form 8-K filed on April 5, 2005)


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                 (Registrant)
                                          Duckwall-ALCO Stores, Inc.


 Date:  April 14, 2005                By: /s/ Richard A. Mansfield
                                          -----------------------------------
                                          Name:  Richard A. Mansfield
                                          Title: Vice President - Finance
                                                 Chief Financial Officer


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